McMoRAN EXPLORATION CO.

www.mcmoran.com www.mpeh.com

1st Quarter 2007 Conference Call

James R. Moffett Richard C. Adkerson

Co-Chairmen of the Board

April 17, 2007

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project, and the estimated capital costs for developing the project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; and the ability to obtain significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2006 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006.

1Q07 Highlights

- Continued Active Deep Gas Exploration & Development Activities
  - 2 Wells With Positive Drilling Results in 1Q07
  - Discoveries on 15 of 29 Prospects Since 2004
  - 4 Exploratory Wells in Progress
  - 1 Development Well in Progress
  - Blueberry Hill Test to be Completed in Near-term
- 1Q07 Production Averaged 70 MMcfe/d vs. 46 MMcfe/d in 1Q06
  - 2Q07 Production Expected to Average 60-70 MMcfe/d
  - 2 Additional Wells Expected to Commence in 3Q07
- Working to Develop Commercial Arrangements for MPEH™

McMoRan

Laphroaig Discovery




Discovery
SL 18614 Palace Op. Co.
Peterson #1
Completing
Online Mid 2007
15S8E
15S9E
ONE MILE
LAPHROAIG

MMR Working Interest: 50.0%

MMR Net Revenue Interest: 38.5%

- Drilled to 19,060’
- Logs Indicated 56’ Net Pay
- MMR Has Rights to 2,100 Acres
- Tested at Gross Rate of 41 MMcfe/d
- First Production Expected in 3Q07

Onshore St. Mary Parish, LA

Hurricane Deep Discovery




211
212
213
SMI 212
Flatrock
McMoRan #228
Drilling
FLAT ROCK
TEXACO
218
217
216
SMI 217
McMoRan #227
Recompleting
SMI 217
Hurricane Deep
McMoRan #226
Completing
Online Mid 2007
SMI 217
McMoRan #225
Evaluating
SMI 217
El Paso #220
P&A
SMI 217
McMoRan #223
Producing
2004 DISCOVERY
221
222
223
ONE MILE
SMI 222
Hurricane Southeast
McMoRan
Prop. Loc.
HURRICANE
HURRICANE SOUTHEAST
HURRICANE DEEP

South Marsh Island Block 217

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.7%

- **Drilled to 20,712'**
- **Logs Indicated Thick *Gyro* Sand**
  - 900' in Total
  - Top 53' Gross are Hydrocarbon Bearing
  - Suggests Mound Point/Hurricane/ JB Mountain/Blueberry Hill Area May Have Thick Sands as Potential Reservoirs
- **First Production Expected in 3Q07**

1Q07 Average Production Rates


Liberty Canal
Gross: 7 Mmcf/d
500 Bopd
Net: 3 Mmcfe/d
Zigler Canal
Gross: 4 Mmcf/d
100 Bopd
Net: 1.5 Mmcfe/d
Long Point
Gross: 60 Mmcf/d
1,375 Bopd
Net: 18 Mmcfe/d
Point Chevreuil 2
Flatrock
Point Chevreuil
Gross: 7 Mmcf/d
430 Bopd
Net: 2 Mmcfe/d
Shiner
Gross: 1 Mmcf/d
40 Bopd
Net: .5 Mmcfe/d
Pecos
Gross: 2 Mmcf/d
65 Bopd
Net: 1 Mmcfe/d
MPEH™
King of the Hill
Gross: 29 Mmcf/d
165 Bopd
Net: 7 Mmcfe/d
JB Mtn/Mound Pt (1)
Gross: 16.5 Mmcf/d
900 Bopd
Mound Point South
Laphroaig (2)
Gross: 41 Mmcf/d
Net: 16 Mmcfe/d
King Kong
Gross: 13 Mmcf/d
2,000 Bopd
Net: 7 Mmcfe/d
Hurricane Deep
Blueberry Hill Pending Production Test
MP 299
Gross: 2,100 Bopd
Net: 1,750 Bopd
Cas
Cottonwood
Lombardi
Gross: .5 Mmcf/d
250 Bopd
Net: .5 Mmcfe/d
Raptor
Gross: 17 Mmcf/d
100 Bopd
Net: 6 Mmcfe/d
WC 616
Gross: 6 Mmcf/d
Net: 1 Mmcfe/d
Deep Tern
Gross: 4.5 Mmcf/d
100 Bopd
Net: 2 Mmcfe/d
Hurricane
Gross: 28 Mmcf/d
1,200 Bopd
Net: 7 Mmcfe/d
Dawson Deep
Gross: 3.5 Mmcf/d
1,530 Bopd
Net: 3 Mmcfe/d
McMoRan Exploration Acreage
Drilling
Discovery

1Q07 Average Rate

Aggregate Gross Production Rate of 199 MMcf/d and 10,945 Bbls/d, 265 MMcfe/d
Approximately 70 MMcfe/d Net to MMR, Including 1,750 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement; JB Mountain #1 recompleted in 1Q07
(2) Recent production test

Production History

(MMcfe/d)

2Q07e – 60-70 MMcfe/d


7
36
65
70
2004
2005
2006
1Q07

Cas In-Progress Exploration Prospect



MMR Working Interest: 15.0%

MMR Net Revenue Interest: 12.4%

Water Depth: 63'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 135 Bcfe

Proposed Total Depth: 25,000' TVD


24
25
52
FOREST
BOIS D'ARC
CHEVRON
69
71
70
Plains
ST 70
Drilling
BHP
STONE
MCMORAN
80
78
ONE MILE
79
ST 70 (Cas)
BHP
NEWFIELD
BHP

South Timbalier Block 70

Cottonwood Point In-Progress Exploration Prospect



MMR Working Interest: 15.0%

MMR Net Revenue Interest: 11.3%

Water Depth: 15'

Gross Acreage: 5,523

Gross Unrisked Potential: 400 Bcfe

Net Unrisked Potential: 45 Bcfe

Proposed Total Depth: 21,000'


29
30
210
VERMILION
SOUTH
MARSH
ISLAND
N. ADDN
CHEVRON
VR 31
Plains #26
Drilling
31
TEXACO
WOODSIDE
219
32
CHEVRON
50
ONE MILE
VR 31 (Cottonwood)
TEXACO
220
HUNT
BOIS D'ARC
TEXACO

Vermilion Block 31

Flatrock In-Progress Exploration Prospect




211
212
213
SMI 212
Flatrock
McMoRan #228
Drilling
FLAT ROCK
TEXACO
218
217
216
SMI 217
McMoRan #227
Recompleting
SMI 217
Hurricane Deep
McMoRan #226
Completing
Online Mid 2007
SMI 217
McMoRan #225
Evaluating
SMI 217
El Paso #220
P&A
SMI 217
McMoRan #223
Producing
2004 DISCOVERY
221
222
223
SMI 222
Hurricane Southeast
McMoRan
Prop. Loc.
ONE MILE
HURRICANE
HURRICANE SOUTHEAST
HURRICANE DEEP

South Marsh Island Block 212

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 10'

Gross Unrisked Potential: 400 Bcfe*

Net Unrisked Potential: 75 Bcfe

Proposed Total Depth: 16,500' TVD

* Includes 260 Bcfe Gross for *Operc* Objectives based on drilling information from Hurricane Deep

Mound Point South In-Progress Exploration Prospect




McMoRan #2
Mound Point
Positive Test
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114)
Mound Point
Producing
El Paso #2
Mound Point
TA
213
18S5E
McMoRan
Mound Point East M3
McMoRan
Mound Point West
Prop. Loc
216
215
214
McMoRan #5
Mound Point South
Drilling
McMoRan
Mound Point East M4

LA State Lease 340

MMR Working Interest: 18.3%

MMR Net Revenue Interest: 14.5%

Water Depth: 8'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 160 Bcfe

Proposed Total Depth: 20,000'

Point Chevreuil Development


17S 10E
17S9E
SL 18350 Palace #2
Drilling
SL 18350 Palace #1
Producing
Online: 12/20/06
ONE MILE
2006 DISCOVERY
POINT CHEVREUIL

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.5%

St. Mary Parish, LA
State Lease 18350

Deep Cavallo – Near Term Exploration Prospect


522
521
520
525
526
527
558
557
556
565
566
567
Plains
MI 557
Prop. Loc.
ONE MILE

Matagorda Island Block 557

MMR Working Interest: 40.0%

MMR Net Revenue Interest: 29.8%

Water Depth: 70'

Gross Unrisked Potential: 380 Bcfe

Net Unrisked Potential: 110 Bcfe

Proposed Total Depth: 14,000' TVD

Main Pass Energy Hub™


Offloading, LNG Vaporization, Gas Conditioning Facilities and Power Generation
LNG Surface Storage
LNG
Ship Mooring
Gas Storage Systems and Compression
Quarters, Shop, Warehouse
LNG Vaporization and Power Generation
Soft Berth™
Platform No.4
Natural Gas Storage Caverns

Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View

MPEH™ Regulatory Approval

- **MARAD Issued Favorable ROD on January 3, 2007**
  - **Important Milestone**
- **MARAD Concluded MPEH™:**
  - **Would Be in the National Interest and Consistent With National Security and Other National Policy Goals**
  - **Will Fill a Vital Role in Meeting National Energy Requirements**
  - **Will Help Reduce Congestion and Enhance Safety in Receiving LNG**
- **Next Step –Development of Commercial Arrangements**

Existing Platforms



August 2000 Sulphur Mining Configuration



Current Configuration of Remaining Platforms

MPEH™ Advantages

- **Location**
  - 18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Broad Access to U.S. Gas Markets
- **Use of Existing Platforms and Standard LNG Regasification Facilities**
- **Significant Storage Capacity**
  - On-site Salt Dome Access -- Initial Capacity of 28 Bcf

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

Highly Attractive Commercial Potential

- MPEH™ LNG Project Provides Attractive Business Opportunities
  - Eastern Gulf of Mexico Location – Excellent Market Access
  - Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Margins Beyond LNG Regas/Delivery
- Permit Enables Development of Valuable Commercial Options
- Commercial Arrangements to be Structured to Realize Highest Value Potential of Project

Cash & Capital Expenditure Summary

- **Completed Arrangements For $100 Million 5-year Term Loan**
- **$58 Million in Unrestricted Cash[(1)] at 3/31/07**
  - **$50 MM Available Under Credit Facility**
- **1Q07 EBITDAX[(2)]: $29 Million**
- **1Q07 CAPEX: $38 Million**

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $9.7 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123R and non-recurring charges.

2007 Outlook

- Expect to Spud 8-10 Exploration Wells in 2007
  - McMoRan Share: ~ $100 Million
- Capital Expenditures Expected to Approximate $150MM
  - Development Expenditures Determined by Exploration Success
  - Continue to be Opportunity Driven
- Manage Drilling Commitments Within Internally Generated Cash Flows

Key Investment Highlights

- Large Inventory of Exploration Projects
- High Historical Exploration Success Rate
- Experienced Management With a Track Record of Success
- Continuing Discussions to Develop Commercial Arrangements for MPEH™ Following Positive ROD



Detailed Discussion on OCS 310/ LA State Lease 340 Area

Go to www.mcmoran.com to view a video of the 3-D Geologic Model of the OCS 310/Louisiana State Lease 340 Area Narrated by James R. Moffett, Co-Chairman

Deeper Pool Concept


15,000 Feet

OCS 310/LA State Lease 340 Plan View


SL 0340 / OCS 0310
209
208
17S5E
17S6E
SWLH Pt.
Mnd Pt
210
211
212
213
18S6E
Mnd Pt E
B
A'
219
A
217
Hurr
215
214
8
Mnd Pt S
JB Mtn
BB Hill
220
221
222
223
224
B'
9
JB Mtn Deep
232
231
230
229
228
227
226
3 Miles
25

Shallow Fields on OCS 310/LA State Lease 340


LHPT
.220 TCFE
Mnd Pt
2.6 TCFE
Tiger Shoal
3.4 TCFE
Syncline
23.5 Miles
Y Structure

Historical Shallow Wells Drilled Into Y Structure


Average Depth 12,000'
Y Structure
Based On Fairfield 3D

Y Sand and Gyro Structures



Y Sand Avg. Depth 12,000'
Y Sand Structure
Mound Point East
17,500'
Mound Point South
JB Mt
19,000'
Hurricane Deep
Gyro Structure
25,000'
22,000'
Blueberry Hill
Y Sand and Gyro Structures
Based On Fairfield 3D

Drilled & Proposed Well Locations


MMR #2
CNG
Hurr Deep #1
BB Hill
JB Mtn #1
& #2
JB Mtn Deep
17,500'
22,000'
19,000'
25,000'
Drilled Gyro Wells
Proposed Wells
Gyro Structure
Based On Fairfield 3D

OCS 310/LA State Lease 340 Plan View


211
212
213
218
217
216
215
214
221
222
223
224
225
228
227
226
234
235
238
239
1
8
9
25
B
A
A'
B'
MMR #2
Mnd Pt W
Mnd Pt E
CNG
Mnd Pt S
Hurr Deep #1
Hurr Deep #2
JB Mtn #1
JB Mtn #2
JB Mtn Deep
BB Hill
McMoRan Controls Approximately
150,000 Gross Acres In This Area
Gyro Structure
Based On Fairfield 3D

Hurricane Deep/JB Mountain/ Mound Point Cross Section


Schematic Cross Section
A
NW
A'
NE
Hurricane Deep
JB Mountain
Mnd Pt South
Mnd Pt East
MMR HurrDeep #226
El Paso #220
El Paso JB Mtn #218
MMR Mnd Pt S Prop #5
El Paso #2
MMR Mnd Pt E Prop #M4
0
-5,000'
-10,000'
-15,000'
-20,000'
-25,000'
Tiger Shoal Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
GYRO
GYRO
GYRO
"Big Blue" Fault
12 Miles

Hurricane/JB Mountain/ Blueberry Hill Cross Section



Schematic Cross Section
Hurricane
Hurricane Deep
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
MMR Hurr #227
MMR Hurr #225
MMR Hurr #223
MMR HurrDeep #226
El Paso #220
E l Paso JB Mtn #218ST #219
McMoRan JB Mtn Deep #224
McMoRan BB Hill SL340 #1
0
5000'
10,000'
15,000'
20,000'
25,000'
Tiger ShoalField Shallow Production 3.4 TCFG
Mound Point 4 Miles North Of BB Hill 2.6 TCFG
ROB-L
OPERC
GYRO
UNCONFORMITY
"Big Blue" Fault
11 Miles